NationsBank, N.A.

Demand Note

Customer #4607198

Date  September 30, 1998
[ ] NEW     [X] Renewal
Amount $100,000.00
=================================================================
Bank:                                 Borrower:


NationsBank, N.A.
Banking Center:                       USA Radio Network, Inc.
     Irving Banking Center            2290 Springlake Rd.,
     2520 W. Irving Blvd.             Suite 107
     Irving, TX  75061                Dallas, TX  75234-5874

     County:  Dallas                  County:  Dallas
=================================================================

FOR VALUE RECEIVED, on Demand, the undersigned Borrower unconditionally (and jointly and severally, if more than one) promises to pay to the order of Bank, its successors and assigns, without setoff, at its offices identified above, or at such other place as Bank designates, the principal amount of ONE HUNDRED THOUSAND DOLLARS AND NO/100 ($100,000.00), or so much thereof as may be advanced from time to time in immediately available funds, together with interest computed daily on the outstanding principal balance hereunder, at an annual interest rate, and in accordance with the payment schedule, indicated below.

1.   RATE.

PRIME RATE. The Rate shall be the Prime Rate, Plus 1.00 percent, per annum. The "Prime Rate" is the fluctuating rate of interest established by Bank from time to time, at its discretion, whether or not such rate shall be otherwise published. The Prime Rate is established by Bank as an index and may or may not at any time be the best or lowest rate charged by Bank on any loan.

Notwithstanding any provision of this Note, Bank does not intend to charge and Borrower shall not be required to pay any amount of interest or other charges that exceed the maximum permitted by applicable law Borrower agrees that during the full term hereof, the maximum lawful interest rate for this Note as determined under Texas law shall be the indicated rate ceiling as specified in Section 304.002 Tex. Finance Code. Further, to the extent that any other lawful rate ceiling exceeds the rate ceiling so determined then the higher rate ceiling shall apply.. Any payment in excess of such maximum shall be refunded to Borrower or credited against principal, at Bank's option.

2. ACCRUAL METHOD. Interest will be calculated by the 365/360 day method (a daily amount of interest is computed for a hypothetical year of 360 days; that amount is multiplied by the actual number of days for which any principal is outstanding hereunder).

3. PAYMENT SCHEDULE. All payments received hereunder shall be applied first to the payment of any expense or charges payable hereunder or under any other loan documents executed in connection with this Note, then to interest due and payable, with the balance applied to principal, or in such other order as Bank shall determine at its option.

Principal shall be paid on demand. Interest thereon shall be paid MONTHLY, commencing on October 30,1998, and continuing on the last day of each successive month, quarter or other period (as applicable) thereafter, with a final payment of all unpaid interest at the same time as the principal is paid.

4. REVOLVING FEATURE. Borrower may borrow, repay and reborrow hereunder at any time, up to a maximum aggregate amount outstanding at any one time equal to the principal amount of this Note, provided that the borrowings hereunder do not exceed any borrowing base or other limitation on borrowings by Borrower. Bank shall incur no liability for its refusal to advance funds based upon its determination that any conditions of such further advances have not been met. Bank records of the amounts borrowed from time to time shall be conclusive proof thereof.

AUTOMATIC PAYMENT.   Borrower has elected to authorize Bank to
effect payment of sums due under this Note by means of debiting Borrower's account number _____________________. This authorization shall not affect the obligation of Borrower to pay such sums when due, without notice, if there are insufficient funds in such account to make such payment in full on the due date thereof, or if Bank fails to debit the account.

5. WAIVERS, CONSENTS AND COVENANTS. Borrower, and any indorser or any other party to this Note (individually an "Obligor" and collectively "Obligors") and each of them jointly and severally:
(a) waive presentment, demand, protest, and any notice required to be given under the law in' connection with the delivery, acceptance, performance, or enforcement of this Note, or any other note or other loan documents now or hereafter executed in connection with any obligation of Borrower to Bank (the "Loan

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Documents"); (b) consent to all delays, extensions, renewals or other modifications of the Loan Documents, or waivers of any provisions of the Note or the Loan Documents, or Bank's release or discharge of any such party, or release, substitution or exchange of any security for the payment of this Note, or Bank's failure to act, or any indulgence shown by Bank and agree that no such action, failure to act or failure to exercise any right or remedy by Bank shall in any way affect the obligations of any such party or be construed as a waiver by Bank of, or otherwise affect, any of Bank's rights under this Note, or under any of the Loan Documents; and (c) agree to pay, on demand, all costs and expenses of collection or defense of this and/or the enforcement or defense of Bank's rights with respect to, or the administration, supervision, preservation, or protection of, or realization upon, any property securing payment hereof, including, without limitation, reasonable attorney's fees related to any suit, mediation or arbitration proceeding, out of court payment agreement, trial, appeal, bankruptcy proceedings or other proceeding, in such amount as may be determined reasonable by an arbitrator or court as appropriate.

6. FINANCIAL STATEMENTS AND OTHER INFORMATION. Until full payment and performance of all obligations of Borrower under this Note, Borrower will, unless Bank consents otherwise in writing (and without limiting any requirement of any other Loan Document) maintain a system of accounting satisfactory to Bank and in accordance with GAAP applied on a consistent basis throughout the period involved, permit Bank's officers or authorized representatives to visit and inspect Borrower's books of account and other records at such reasonable times and as often as Bank may desire, and pay the reasonable fees and disbursements of any accountants or other agents of Bank selected by Bank for the foregoing purposes. Unless written notice of another location is given to Bank, Borrower's books and records will be located at Borrower's chief executive office set forth above. In addition, Borrower will furnish to Bank (i) annual financial statements of Borrower for each fiscal year of Borrower, within 150 days after the close of each such fiscal year, prepared in form and content acceptable to Bank by independent certified public accountants acceptable to Bank; and (ii) internally prepared financial statements (including a balance sheet and profit and loss statement) of Borrower for each quarter of each fiscal year of Borrower, within 90 days after the close of each such period in form and content acceptable to Bank.

7.   DEMAND NOTE.  The Borrower acknowledges and agrees that this
Note is payable immediately upon demand by the Bank, and that the recitation of defaults in any of the Loan Documents is intended merely to provide examples of events which may result in the Bank making demand for payment hereunder. Under no circumstances shall the Bank's demand for payment be conditioned upon the existence or non-existence of any event of default contained in any of the Loan Documents or any other circumstance, including he imposition of any condition or duty, such as a duty of good faith or a duty to demand only upon the existence of an event of default contained in any of the Loan Documents. The Bank shall at all times be entitled to demand payment of all or any portion of the amounts due and owing under this Note at any time and from time to time in its sole and absolute discretion, without prior notice to or consent of the Borrower or any other Obligor.

8. REMEDIES AFTER DEMAND. If this Note is not paid upon demand, (a) the entire balance outstanding under this Note and all other obligations of any Obligor to Bank shall, at the option of Bank, become immediately due and payable and any obligation of Bank to permit further borrowing under this Note shall immediately cease and terminate, and/or (b) to the extent permitted by law, the rate of interest on the unpaid principal shall be increased at Bank's discretion up to the maximum rate allowed by law, or if none, 25% per annum (the "Post Demand Rate"). Imposition of a Post Demand Rate shall not extend the time for any payment on this Note. At Bank's option, any accrued and unpaid interest, fees or charges may, for purposes of computing and accruing interest on a daily basis after demand, be deemed to be a part of the principal balance, and interest shall accrue on a daily compounded basis after demand at the Post Demand Rate provided in this Note until the entire outstanding balance of principal and interest is paid in full. Whenever demand is made under this Note, Bank is authorized at any time, at its option and without notice or demand, to set off and charge against any deposit accounts of any Obligor (and against any money, instruments, securities, documents, chattel paper, credits, claims, demands, income and any other property, rights and interests of any Obligor), which come into the possession or custody or under the control of Bank or any of its agents, affiliates or correspondents, all obligations due under this Note. Additionally, Bank shall have all rights and remedies available under each of the Loan Documents, as well as all rights and remedies available at law or in equity.

9. NON-WAIVER. Bank's failure to exercise any option or any other right under this Note is not a waiver of that right or option, and will not bar Bank's exercise of any options or rights at a later date. All rights and remedies of Bank are cumulative and may be pursued singly, successively or together, at Bank's option. Bank's acceptance of any partial payment is not a waiver of any of Bank's rights under this Note. Any waiver of Bank's rights and any modification of this Note must be in writing and duly signed on behalf of Bank; any such waiver shall apply only to the specific instance involved, and will not impair the rights of Bank or the obligations of Obligors to Bank in any other respect or at any other time.

10. APPLICABLE LAW, VENUE AND JURISDICTION. Borrower agrees that this Note shall be deemed to have been made in the State of Texas at Bank's address indicated at the beginning of this Note and shall be governed by, and construed in accordance with, the laws of the State of Texas and is performable in the City and County of Texas indicated at the beginning of this Note. In any litigation in connection with or to enforce this Note or any endorsement or Guaranty of this Note or any Loan Documents, Obligors, and each of them, irrevocably consent to and confer personal jurisdiction on the courts of the State of Texas or


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the United States courts located within the State of Texas.
Nothing contained herein shall, however, prevent Bank from bringing any action or exercising any rights within any other state or jurisdiction or from obtaining personal jurisdiction by any other means available under applicable law.

11. PARTIAL INVALIDITY. The unenforceabilitv or invalidity of any provision of this Note shall not affect the enforceability or validity of any other provision of this Note and the invalidity or unenforceability of any provision of this Note to any person or circumstance shall not affect the enforceability or validity of such provision to any other persons or circumstances.

12. BINDING EFFECT. This Note shall be binding upon and inure to the benefit of Borrower, Obligors and Bank and their respective successors, assigns, heirs and personal representatives, but no obligations of Borrower or Obligors hereunder can be assigned without prior written consent of Bank.

13. CONTROLLING DOCUMENT. To the extent that this Note conflicts with or is in any way incompatible with any other document related specifically to the loan evidenced by this Note, this Note shall control over any other such document, and if this Note does not address an issue, then each other such document shall control to the extent that it deals most specifically with that issue.

14.  YEAR 2000 REPRESENTATIONS AND WARRANTIES.

     (A) Borrower has (i) begun analyzing the operations of Borrower and its subsidiaries and affiliates that could be adversely affected by failure to become Year 2000 compliant (that is, that computer applications, imbedded microchips and other systems will be able to perform date-sensitive functions prior to and after' December 31, 1 999) and; (ii) developed a plan for becoming Year 2000 compliant in a timely manner, the implementation of which is on schedule in all material respects. Borrower reasonably believes that it will become Year 2000 compliant for its operations and those of its subsidiaries and affiliates on a timely basis except to the extent that a failure to do so could not reasonably be expected to have a material adverse effect upon the financial condition of the Borrower.

     (B) Borrower reasonably believes any suppliers and vendors that are material to the operations of Borrower or its subsidiaries and affiliates will be Year 2000 compliant for their own computer applications except to the extent that a failure to do so could not reasonably be expected to have a material adverse effect upon the financial condition of Borrower.

     (C) Borrower will promptly notify Bank in the event Borrower determines that any computer application which is material to the operations of Borrower, its subsidiaries or any of its material vendors or suppliers will not be fully Year 2000 compliant on a timely basis, except to the extent that such failure could not reasonably be expected to have a material adverse effect upon the financial condition of Borrower.

15. ARBITRATION. ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES HERETO INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF OR RELATING TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT OR ANY RELATED INSTRUMENTS, AGREEMENTS OR DOCUMENTS, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (OR IF NOT APPLICABLE, THE APPLICABLE STATE LAW), THE RULES OF PRACTICE AND PROCEDURE FOR THE ARBITRATION OF COMMERCIAL DISPUTES OF J.A.M.S./ENDISPUTE OR ANY SUCCESSOR THEREOF ("J.A.M.S."), AND THE "SPECIAL RULES" SET FORTH BELOW. IN THE EVENT OF ANY INCONSISTENCY, THE SPECIAL RULES SHALL CONTROL. JUDGMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. ANY PARTY TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT MAY BRING AN ACTION, INCLUDING A SUMMARY OR EXPEDITED PROCEEDING, TO COMPEL ARBITRATION OF ANY CONTROVERSY OR CLAIM TO WHICH THIS AGREEMENT APPLIES IN ANY COURT HAVING JURISDICTION OVER SUCH ACTION.

     (A) SPECIAL RULES. THE ARBITRATION SHALL BE CONDUCTED IN THE COUNTY OF ANY BORROWER'S DOMICILE AT THE TIME OF THE EXECUTION OF THIS INSTRUMENT, AGREEMENT OR DOCUMENT AND ADMINISTERED BY J.A.M.S. WHO WILL APPOINT AN ARBITRATOR; IF J.A.M.S. IS UNABLE OR LEGALLY PRECLUDED FROM ADMINISTERING THE ARBITRATION, THEN THE AMERICAN ARBITRATION ASSOCIATION WILL SERVE. ALL ARBITRATION HEARINGS WILL BE COMMENCED WITHIN 90 DAYS OF THE DEMAND FOR ARBITRATION; FURTHER, THE ARBITRATOR SHALL ONLY, UPON A SHOWING OF CAUSE, BE PERMITTED TO EXTEND THE COMMENCEMENT OF SUCH HEARING FOR UP TO AN ADDITIONAL 60 DAYS.

     (B) RESERVATION OF RIGHTS. NOTHING IN THIS ARBITRATION PROVISION SHALL BE DEEMED TO (i) LIMIT THE APPLICABILITY OF ANY OTHERWISE APPLICABLE STATUTES OF LIMITATION OR REPOSE AND ANY WAIVERS CONTAINED IN THIS INSTRUMENT, AGREEMENT OR DOCUMENT; OR
(ii) BE A WAIVER BY BANK OF THE PROTECTION AFFORDED TO IT BY 12 U.S.C. SEC. 91 OR ANY SUBSTANTIALLY EQUIVALENT STATE LAW; OR
(iii) LIMIT THE RIGHT OF BANK HERETO (A) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED TO) SETOFF, OR (B) TO FORECLOSE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL,

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

 OR (C) TO OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED TO) INJUNCTIVE RELIEF, WRIT OF POSSESSION OR THE APPOINTMENT OF A RECEIVER. BANK MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSE UPON SUCH PROPERTY, OR OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT. NEITHER THIS EXERCISE OF SELF HELP REMEDIES NOR THE INSTITUTION OR MAINTENANCE OF AN ACTION FOR FORECLOSURE OR PROVISIONAL OR ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN ANY SUCH ACTION, TO ARBITRATE THE MERITS OF THE CONTROVERSY OR CLAIM OCCASIONING RESORT TO SUCH REMEDIES.

Borrower represents to Bank that the proceeds of this loan are to be used primarily for business, commercial or agricultural purposes. Borrower acknowledges havinc3 read and understood, and agrees to be bound by, all terms and conditions of this Note and hereby executes this Note under seal as of the date here above written.

NOTICE OF FINAL AGREEMENT.  THIS WRITTEN PROMISSORY NOTE
REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE
CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT
ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL
AGREEMENTS BETWEEN THE PARTIES.

Bank                            Corporate or Partnership Borrower

NationsBank, N.A.               USA Radio Network, Inc.



By: /s/ John Richardson         By: /s/ Robert M. Maddoux
    -----------------------        -------------------------
Name:  John Richardson          Name:  Robert M. Maddoux

Title: Assistant Vice           Title:    President
      President


                                /s/
                                Attest (if Applicable)

                                [Corporate Seal]




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